LYRIS INC. AND SUBSIDIARIES

Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lyris, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2009 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Luis A. Rivera, President and Chief Executive Officer, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2009	/s/ Luis A. Rivera
Luis A. Rivera, President and Chief Executive Officer